All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

PRX_NewHamptonIA April 6, 2006 Page 2

NEW HAMPTON, IOWA: CORN SUPPLY-DEMAND

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.

	Item	Crop Year													cntrl	future	
		90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04		05-06
		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
	Regional Supply-Demand Factors																
	Carry-in	30.4	34.2	20.1	48.1	15.1	41.5	7.4	19.6	27.5	39.9	39.7	41.7	32.9	24.2	24.2	
	Production	144.4	136.6	160.5	72.6	156.3	136.4	152.6	148.6	170.4	159.7	153.4	145.3	176.2	156.5	156.5	
	Supply	174.8	170.8	180.7	120.7	171.4	177.9	160.0	168.2	197.9	199.6	193.2	187.0	209.1	180.7	180.7	
	Carry-out	33.0	22.9	49.2	15.2	35.4	7.9	19.3	25.8	42.3	40.7	42.4	31.5	26.3	18.6	18.6	
	Disappearance	141.8	148.0	131.5	105.5	136.0	170.0	140.7	142.4	155.5	158.9	150.8	155.4	182.8	162.1	162.1	
	Residual Use	14.2	10.6	15.8	4.6	16.0	2.4	15.8	14.2	11.7	14.4	12.3	11.7	14.8	12.6	12.6	
	Feed Use (w/o new DDG)	45.3	47.7	46.7	46.7	42.9	38.8	38.6	40.2	30.9	29.9	28.5	27.4	27.4	27.6	27.6	
	Barge loadings															0.0	
	Industrial Use	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.3	0.3	0.8	1.5	1.5	1.5	
	New industrial use															18.2	
	Total Use	59.5	58.3	62.5	51.3	58.8	41.2	54.4	54.4	43.4	44.6	41.0	39.9	43.7	41.7	59.9	
A1	Net Exports (w/o new DDG)*	82.3	89.7	69.0	54.2	77.1	128.8	86.2	88.0	112.2	114.4	109.8	115.6	139.1	120.4	138.6	
	Feed Use by Ruminants (w/o new DDG), pct of all feed use															34%	
	Replaceable Feed Use by Ruminants at 40%, mil bu															3.8	
	DDG production, 000st															155	
	DDG ruminant feed value, corn equivalent, mil bu															8.8	
	DDG fed to ruminants, replacing corn, mil bu															3.8	
	Total Corn (only) Feed Use (with new DDG to ruminants), mil bu															23.8	
A2	Net Exports (with new DDG)															134.8	
	Other Factors in Basis Model															set	
B	Grain Storage Ratio	0.78	0.76	0.85	0.69	0.96	0.69	0.95	0.94	1.11	1.06	1.12	1.01	0.80	0.99	0.99	
C	Carry Out	941.00	791.00	1351.00	609.00	1090.00	363.00	702.00	998.00	1383.69	1312.30	1638.35	1377.93	804.71	791.94	791.94	
D	Loan Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	20.00	200.00	413.00	228.00	85.00	16.00	37.00	37.00	
E	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
	PCP Basis actual, cts/bu	-30.49	-31.26	-30.53	-29.71	-31.44	-11.58	-28.64	-38.13	-44.96	-46.25	-42.84	-35.74	-21.94	-28.28	-28.28	
Y1	PCP Basis model, past years	-28.8	-26.4	-34.9	-28.9	-34.8	-16.1	-31.0	-32.8	-41.9	-47.0	-44.9	-34.9	-20.6	-28.6	na	
Y2	PCP Basis model with additional ethanol, DDG fed															-26.46	
Y2	PCP Basis model with additional ethanol, no DDG fed															-25.90	

Impact of Additional Ethanol Processing (see chart next page)

Compared to control year, 03-04, new ethanol plant of 50 mil gal (18mil bu) will raise basis by 2.7 cents per bushel in designated county group, not considering DDG feed impact. Basis will rise by 2.2 cents per bushel, considering local feeding of DDG.

**NOTE ON SIMULATION. New Industrial Use is regarded as an INcrease in net exports.*

All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

PRX_NewHamptonIA April 6, 2006 Page 3

NEW HAMPTON, IOWA: CORN BASIS MODEL FOR ETHANOL PLANT IMPACT

Regression Statistics	
Multiple R	0.94
R Square	0.88
Adjusted R Square	0.83
Standard Error	3.79
Observations	14.00
Coefficients	
Intercept	-16.21
Net Exports	0.15
Grain Storage Ratio	-24.66
Carry Out	-0.01
Loan Gains	-0.03
0	0.00

Cts/bu
-10
-15
-20
-25
-30
-35
-40
-45
-50
-55
-60
90-91
95-96
00-01
05-06
-28.6
Compared to control year, 03-04, new ethanol plant of 50 mil gal (18mil bu) will raise basis by 2.7 cents per bushel in designated county group, not considering DDG feed impact. Basis will rise by 2.2 cents per bushel, considering local feeding of DDG.

PCP Basis actual, cts/bu

PCP Basis model, past years

PCP Basis model with additional ethanol, no DDG fed

PCP Basis model with additional ethanol, DDG fed

PRXfile:PRX_NewHampton_DetailSD_NP.
PRXrev. 06-Apr-06.

All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

PRX_NewHamptonIA | April 6, 2006 | Page 4

NEW HAMPTON, IOWA: CORN SUPPLY-DEMAND & DDG CONSUMPTION POTENTIAL

PRXfile:PRX_NewHampton_DetailSD_NP, PRXrev. 06-Apr-06

Subject Counties
BREMER IA
BUTLER IA
CHICKASAW IA
FAYETTE IA
FLOYD IA
HOWARD IA
MITCHELL IA
WINNESHIEK IA

Crop	Item	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05
		Crop Year (Sep-Aug)														
CORN	Area planted (thou ac)	1113	1099	1174	1074	1130	1114	1157	1092	1132	1084	1100	1026	1060	1078	1117
	Area harvested (thou ac)	1067	1061	1139	972	1089	1075	1116	1043	1096	1035	1058	983	1014	1025	1072
	Yield (bu/ac)	135.3	128.8	141.0	74.7	143.5	126.9	136.7	142.5	155.5	154.3	145.0	147.9	173.8	152.8	175
		mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu
	Carryin 3	0	34	20	48	15	42	7	20	27	40	40	42	33	24	19
	Production	144	137	161	73	156	136	153	149	170	160	153	145	176	157	187
	Supply	175	171	181	121	171	178	160	168	199	200	193	187	209	181	206
	Carryout	33	23	48	15	35	8	19	26	42	41	42	32	26	19	41
	Disappearance	142	148	132	105	136	170	141	142	156	159	151	155	183	162	165
	of which															
	Residual Use	14	11	16	5	16	2	16	14	12	14	12	12	15	13	21
	Feed Use	45	48	47	47	43	39	39	40	31	30	28	27	27	28	27
	of which,															
	Dairy									4.7	4.5	4.3	4.1	4.1	4.2	4.0
	Beef cattle									2.3	2.3	2.2	2.1	2.1	2.1	2.0
	Hogs									20.5	19.9	18.9	18.2	18.1	18.3	17.8
	Poultry									3.4	3.3	3.1	3.0	3.0	3.0	2.9
	Other									0.0	0.0	0.0	0.0	0.0	0.0	0.0
	Exports (+) or Imports (-)															
	Net of Feed & Residual	82	90	69	54	77	129	86	88	113	115	110	116	141	122	117
Processors at 100% of grind originated from subject counties																
100%	Preston, MN	0	0	0	0	0	0	0	0	3	1	1	3	6	6	6
100%																
100%																
100%																
100%																
100%																
100%																
	Subtotal	0	0	0	0	0	0	0	0	3	1	1	3	6	6	6
Processors at some percent of grind originated from subject counties																
25%	Preston, MN	0	0	0	0	0	0	0	0	1	0	0	1	2	2	2
0 20%																
0 50%																
75%																
0%																
0%																
0%																
	Subtotal	0	0	0	0	0	0	0	0	1	0	0	1	2	2	2
	of which, dry mill	0	0	0	0	0	0	0	0	1	0	0	1	2	2	2
	Exports (+) or Imports (-)															
	Net of Feed, Resid & Proc	82	90	69	54	77	129	86	88	112	114	110	116	139	120	115
	DDG Consumption Potential															
		000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt	000mt
	Dairy									59	58	55	53	53	53	52
	Beef cattle									30	29	28	26	26	27	26
	Hogs									109	105	100	96	96	97	94
	Poultry									9	9	8	8	8	8	8
	Other									0	0	0	0	0	0	0
	Total									207	201	191	183	183	185	180
	DDG production	0	0	0	0	0	0	0	0	6	2	2	6	12	12	12
	Potential DDG fed in county group									6	2	2	6	12	12	12
	Potential corn displaced by DDG									0	0	0	0	0	0	0
		mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu	mil bu
	Exports (+) or Imports (-)															
	Net of Feed, Resid, Proc, DDGdispl	82	90	69	54	77	129	86	88	112	114	110	116	140	121	115
SORGHUM	Production	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BARLEY	Production	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

STEP ONE
Enter assumptions about processor origination from within subject counties

STEP TWO
Enter assumptions about DDG feed value by species.

	Reference: Share ration	Reference: Corn Replcmt ratio	Custom: Share ration	Custom: Corn Replcmt ratio
Dairy	40%	1.2	40%	1.2
Beef cattle	40%	1.2	40%	1.2
Hogs	20%	1.0	20%	1.0
Poultry	10%	1.0	10%	1.0
Other	10%	1.0	10%	1.0

STEP THREE
Enter assumption re DDG per bu from corn dry milling: lbs/bu 17

DISCLAIMER. Data based on sources deemed reliable, but cannot be guaranteed as accurate. NOT INTENDED AS FEASIBILITY STUDY.

Crop	Item	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05
		cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu
CORN	Est. Farm Price, County Group	222	232	202	245	222	344	270	232	187	176	178	190	223	244	
	Iowa State Farm Price	222	231	202	245	222	344	269	232	187	176	177	190	222	244	199
	County Group minus State	0.20	0.20	0.21	0.21	0.19	0.21	0.21	0.21	0.21	0.21	0.21	0.21	0.20	0.20

All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

PRX_NewHamptonIA April 6, 2006 Page 5

NEW HAMPTON, IOWA 8-COUNTY CORN YIELD HISTORY AND TREND
Bushels per acre
200
180
160
140
120
100
80
60
40
20
50-51
55-56
60-61
65-66
70-71
75-76
80-81
85-86
90-91
95-96
00-01
05-06
10-11
178.0
NewHampton_Actual
NewHampton_Trend_1960to2004
NewHampton_Forecast
Ref.: Corn Yield of US
NEW HAMPTON, IOWA 8-County Group is above the US aggregate, but has been more volatile.
PRXfile:PRX_CornYieldAnal_NewHampton. PRXrev. 06 Apr-06.

All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

PRX_NewHamptonIA April 6, 2006 Page 6

NEW HAMPTON, IOWA 8-COUNTY CORN YIELD DEVIATION FROM TREND vs. "NORMAL" PROBABILITY CURVE
Based on 1972 to 2004 Trend
Percent of occurences
'Disastrous' yields (down 15% or more from trend) occur 21 percent of the years.
'Abundant' yields (up 15% or more from trend) occur 9 percent of the years.
9
Deviation of yield from trend, percent
Actual yield deviation as percent trend
Normal yield deviation as percent trend
Normal yield occurs 9 percent of the years. Above trend yield occurs 48 percent of the time, and below trend yield, 42 percent.
PRXfile:PRX_ComYieldAnal_NewHampton. PRXrev. 06-Apr-06.

Actual Deviation Stated as Years of Ten by Deviation Range

-50.0% to -17.5%	-17.5% to -7.5%	-7.5% to -2.5%	-2.5% to 2.5%	2.5% to 7.5%	7.5% to 17.5%	17.5% to 50.0%
Disas-trous	Poor	Below	Trend	Above	Good	Excel-lent
1.5	0.9	1.8	0.9	2.4	2.4	0.0

NEW HAMPTON, IOWA 8-COUNTY CORN
Actual Years of Ten by Deviation Range

Poor to Disastrous	Near Trend	Good to Excellent
2.4	5.2	2.4

All pages are ©2006, The ProExporter Network®. The analysis above is not intended as a trade recommendation. The analysis and forecasts are based on available public data and on the best judgment of PRX, but cannot be guaranteed to conform to future reality.

NewHampton MAJOR CROPS SUPPLY-DEMAND

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 1

		Crop Year (Sep-Aug)
Crop	Item	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
CORN	Carryin	30.4	34.2	20.1	48.1	15.1	41.5	7.4	19.6	27.5	39.9	39.7	41.7	32.9	24.2	18.6	46.5
	Production	144.4	136.6	160.5	72.6	156.3	136.4	152.6	148.6	170.4	159.7	153.4	145.3	176.2	156.5	187.4	203.4
	Supply	174.8	170.8	180.7	120.7	171.4	177.9	160.0	168.2	197.9	199.6	193.2	187.0	209.1	180.7	206.0	249.8
	Carryout	33.0	22.9	49.2	15.2	35.4	7.9	19.3	25.8	42.3	40.7	42.4	31.5	26.3	18.6	41.2	49.1
	Disappearance	141.8	148.0	131.5	105.5	136.0	170.0	140.7	142.4	155.5	158.9	150.8	155.4	182.8	162.1	164.7	200.7
	of which
	of which Residual Use	14.2	10.6	15.8	4.6	16.0	2.4	15.8	14.2	11.7	14.4	12.3	11.7	14.8	12.6	21.4	20.0
	Feed Use	45.3	47.7	46.7	46.7	42.9	38.8	38.6	40.2	30.9	29.9	28.5	27.4	27.4	27.6	26.8	24.9
	Exports (+) or Imports (-) Net of Feed & Residual	82.3	89.7	69.0	54.2	77.1	128.8	86.2	88.0	112.9	114.6	110.0	116.3	140.6	121.9	116.5	155.7

	Processing Use	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.3	0.3	0.8	1.5	1.5	1.5	1.5
	Total Use	59.5	58.3	62.5	51.3	58.8	41.2	54.4	54.4	43.4	44.6	41.0	39.9	43.7	41.7	49.7	46.5
	Exports (+) or Imports (-) Net of Feed, Resid, Proc	82.3	89.7	69.0	54.2	77.1	128.8	86.2	88.0	112.2	114.4	109.8	115.6	139.1	120.4	115.0	154.2

		cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu
	PCP Basis	-30.5	-31.3	-30.5	-29.7	-31.4	-11.6	-28.6	-38.1	-45.0	-46.2	-42.8	-35.7	-21.9	-28.3
	Estimated Farm Price	222	232	202	245	222	344	270	232	187	176	178	190	223	244

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
BEANS	Carryin	3.7	5.4	4.2	5.7	2.9	6.0	3.3	2.6	4.6	7.5	7.1	4.5	4.6	3.5	2.3	4.9
	Production	22.3	24.0	23.0	16.7	29.7	31.6	30.7	36.3	40.6	39.7	41.5	35.2	41.5	22.3	37.0	45.3
	Supply	26.0	29.4	27.1	22.3	32.6	37.6	34.1	39.0	45.2	47.2	48.7	39.7	46.1	25.7	39.3	50.2
	Carryout	5.3	4.5	5.6	2.8	5.2	3.5	2.6	4.2	7.4	6.6	5.5	4.1	4.4	2.0	4.3	10.9
	Disappearance	20.6	25.0	21.6	19.5	27.4	34.1	31.5	34.7	37.8	40.6	43.2	35.7	41.7	23.7	35.0	39.3
	of which	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	Seed & Residual Use	0.9	1.2	1.3	0.8	1.7	1.4	1.4	1.9	2.7	2.8	2.8	2.7	2.7	2.5	2.6	2.7
	Exports (+) or Imports (-) Net of Seed & Residual	19.7	23.8	20.2	18.7	25.7	32.7	30.1	32.8	35.0	38.7	41.1	33.9	40.2	22.7	32.8	37.3
	Processing Use	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	Total Use	0.9	1.2	1.3	0.8	1.7	1.4	1.4	1.9	2.7	2.8	2.8	2.7	2.7	2.5	2.6	2.7
	Exports (+) or Imports (-) Net of Feed, Resid, Proc	19.7	23.8	20.2	18.7	25.7	32.7	30.1	32.8	35.0	37.8	40.4	33.0	38.9	21.2	32.3	36.6

		cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu	cts/bu
	PCP Basis
	Estimated Farm Price

SORGHUM	Production	na	na	na	na	na	na	na	na	na	na	na	na	na	na	na
BARLEY	Production	na	na	na	na	na	na	na	na	na	na	na	na	na	na	na
WHEAT	Production	0.0	0.0	0.0	na	0.0	na	0.0	0.0	0.0	0.0	na	na	na	na	na

Included in analysis:	County	ST	Fips	County	ST	Fips	County	ST	Fips
	BREMER	IA	19131			x			x
	BUTLER	IA	19067			x			x
	CHICKASAW	IA	19023			x			x
	FAYETTE	IA	19089			x			x
	FLOYD	IA	19037			x			x
	HOWARD	IA	19017			x			x
	MITCHELL	IA	19191			x			x
	WINNESHIEK	IA	19065			x			x
			x			x			x
			x			x			x
			x			x			x

*	05-06 production from USDA-NASS.

*	05-06 other factors from PRX trend analysis.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton CORN PRODUCTION
PRXfile: PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.     PRX_NewHampton_DetailSD_NP Page 2

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
CORN	BUTLER	19.9	18.3	24.1	10.1	21.1	18.6	21.9	19.7	22.9	20.2	20.6	21.7	24.6	23.3	29.3	29.1
	FLOYD	18.3	16.3	20.2	8.8	19.5	16.1	19.2	19.4	22.9	19.9	18.9	18.6	21.7	19.6	23.6	25.0
	MITCHELL	17.9	15.2	18.6	7.5	19.0	17.0	18.4	18.7	21.9	20.0	19.3	17.9	22.1	20.0	23.1	24.3
	BREMER	15.4	14.8	19.2	8.7	18.0	15.4	17.3	15.8	17.3	17.5	16.4	16.7	20.8	17.1	21.1	22.4
	CHICKASAW	15.8	16.0	19.2	8.3	18.6	15.8	16.6	16.6	18.6	18.9	18.2	16.2	20.8	17.4	22.2	23.8
	FAYETTE	26.4	26.6	28.9	14.0	27.6	24.6	26.1	25.3	28.5	25.8	25.2	25.2	28.8	25.6	28.8	33.6
	HOWARD	13.8	12.4	14.0	6.0	14.9	13.4	15.4	15.3	18.0	16.6	15.7	13.2	17.2	15.7	17.9	21.9
	WINNESHIEK	16.8	17.2	16.4	9.3	17.7	15.5	17.7	17.7	20.1	20.6	19.1	15.8	20.2	17.7	21.2	23.3

	COUNTY GROUP TOTAL	144.4	136.6	160.5	72.6	156.3	136.4	152.6	148.6	170.4	159.7	153.4	145.3	176.2	156.5	187.4	203.4
	State Data
	IA	1562	1427	1904	880	1915	1427	1711	1642	1769	1758	1728	1664	1932	1868	2244	2163
	State Total	1562	1427	1904	880	1915	1427	1711	1642	1769	1758	1728	1664	1932	1868	2244	2163
	County Group % States	9.2%	9.6%	8.4%	8.3%	8.2%	9.6%	8.9%	9.1%	9.6%	9.1%	8.9%	8.7%	9.1%	8.4%	8.3%	9.4%
Source of data: USDA-NASS for past years and for current year when available, otherwise PRX estimate.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton CORN FEED USE (Does NOT include Residual Use)

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 3

Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
CORN	BUTLER	6.5	6.8	6.7	6.6	6.1	5.4	5.2	5.5	4.2	4.1	3.8	3.7	3.6	3.7	3.6	3.4
	FLOYD	3.6	3.8	3.7	3.7	3.4	3.0	2.9	3.1	2.4	2.3	2.2	2.1	2.1	2.1	2.1	1.9
	MITCHELL	5.8	6.1	5.9	5.9	5.4	4.8	4.7	4.9	3.8	3.7	3.5	3.3	3.3	3.4	3.3	3.1
	BREMER	3.8	3.9	3.9	3.9	3.6	3.3	3.3	3.4	2.6	2.5	2.4	2.3	2.4	2.4	2.3	2.1
	CHICKASAW	4.5	4.8	4.7	4.7	4.3	3.9	3.9	4.1	3.1	3.0	2.9	2.8	2.8	2.8	2.7	2.5
	FAYETTE	8.2	8.6	8.5	8.5	7.8	7.1	7.2	7.4	5.7	5.5	5.3	5.1	5.1	5.1	5.0	4.6
	HOWARD	4.2	4.4	4.3	4.3	3.9	3.6	3.5	3.7	2.8	2.7	2.6	2.5	2.5	2.5	2.5	2.3
	WINNESHIEK	8.8	9.2	9.1	9.1	8.3	7.7	7.9	8.1	6.2	6.0	5.8	5.6	5.6	5.6	5.4	5.0

	COUNTY GROUP TOTAL	45.3	47.7	46.7	46.7	42.9	38.8	38.6	40.2	30.9	29.9	28.5	27.4	27.4	27.6	26.8	24.9
Source of data: USDA-NASS for animal numbers when available, otherwise PRX estimates. PRX feed use by animal type formulas.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton CORN EXPORTS NET OF FEED & RESIDUAL USE

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 6

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
CORN	BUTLER	11.1	11.5	10.7	7.3	10.1	17.5	12.7	11.5	15.1	14.2	14.8	17.8	19.8	18.6	18.8	22.5
	FLOYD	12.6	12.5	10.8	8.6	11.5	16.7	12.8	13.7	16.9	15.7	14.9	16.3	18.6	16.6	16.0	20.3
	MITCHELL	10.0	9.2	7.5	4.5	9.2	16.1	10.4	11.2	14.7	14.5	14.0	14.4	17.8	15.7	14.4	18.5
	BREMER	9.9	10.9	9.9	8.2	10.2	15.6	10.9	10.3	12.0	13.3	12.4	14.2	17.5	14.0	13.9	17.8
	CHICKASAW	9.5	11.3	9.1	6.8	10.0	15.5	9.7	10.3	12.6	14.1	13.6	13.2	17.0	13.8	14.3	18.6
	FAYETTE	15.1	18.1	12.4	10.9	13.4	23.1	14.2	14.5	18.4	17.8	17.4	19.8	22.4	19.3	17.1	25.2
	HOWARD	8.1	8.1	5.8	4.1	7.5	12.9	9.0	9.5	12.4	12.3	11.6	10.6	13.9	12.5	11.3	17.1
	WINNESHIEK	6.0	8.1	2.7	3.8	5.2	11.3	6.6	7.2	10.8	12.6	11.4	10.0	13.6	11.3	10.8	15.7

	COUNTY GROUP TOTAL	82.3	89.7	69.0	54.2	77.1	128.8	86.2	88.0	112.9	114.6	110.0	116.3	140.6	121.9	116.5	155.7
Source of data: PRX feed use estimates, USDA feed & residual use at national level, PRX analysis and estimates.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton SORGHUM PRODUCTION

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 5

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
SORGHUM

	COUNTY GROUP TOTAL

	State Data
	IA	1	3	3	1	2	1	2	2	1	1	1	1	1	2	1	1

	State Total	1	3	3	1	2	1	2	2	1	1	1	1	1	2	1	1
	County Group % States
Source of data: USDA-NASS for past years and for current year when available, otherwise PRX estimate.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton BARLEY PRODUCTION

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 6

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
BARLEY

	COUNTY GROUP TOTAL

	State Data
	IA	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

	State Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	County Group % States	######	######	######	######	######	######	######	######	######	######	######	######	######	######	######
Source of data: USDA-NASS for past years and for current year when available, otherwise PRX estimate.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton WHEAT PRODUCTION

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 7

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
WHEAT	Butler		0.0	0.0				0.0	0.0
	Chickasaw					0.0
	Fayette		0.0	0.0		0.0		0.0	0.0
	Floyd	0.0		0.0
	Howard							0.0	0.0
	Mitchell	0.0
	Winneshiek	0.0	0.0	0.0				0.0	0.0	0.0	0.0

	COUNTY GROUP TOTAL	0.0	0.0	0.0		0.0		0.0	0.0	0.0	0.0

	State Data
	IA	3	2	2	1	2	1	1	1	1	1	1	1	1	1	1	1

	State Total	3	2	2	1	2	1	1	1	1	1	1	1	1	1	1	1
	County Group % States	0.4%	0.8%	1.7%	######	0.4%	######	2.3%	4.3%	3.1%	2.7%	######	######	######	######	######
Source of data: USDA-NASS for past years and for current year when available, otherwise PRX estimate.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

NewHampton SOYBEAN PRODUCTION

PRXfile:PRX_NewHampton_DetailSD_NP. PRXrev. 06-Apr-06.	PRX_NewHampton_DetailSD_NP Page 8

		Crop Year (Sep-Aug)
Crop	County	90-91	91-92	92-93	93-94	94-95	95-96	96-97	97-98	98-99	99-00	00-01	01-02	02-03	03-04	04-05	05-06

		milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu	milbu
BEANS	BUTLER	3.4	4.0	4.1	2.8	4.9	5.0	5.4	5.7	6.4	5.9	6.0	6.0	6.1	3.1	6.0	6.4
	FLOYD	4.2	3.8	4.0	2.9	4.8	4.9	4.6	5.2	6.2	5.2	5.6	5.2	5.5	3.0	5.1	6.0
	MITCHELL	3.2	3.5	3.2	1.9	3.8	4.3	3.9	4.6	5.1	4.9	5.0	3.9	5.2	3.3	4.4	5.4
	BREMER	2.5	2.6	2.8	2.1	3.6	3.6	3.5	4.1	4.6	4.6	4.8	4.2	4.7	2.1	4.2	5.0
	CHICKASAW	2.6	3.0	2.8	2.0	3.8	4.1	3.9	4.5	4.8	5.0	5.2	3.9	5.1	2.4	4.5	5.7
	FAYETTE	3.0	3.4	3.2	2.6	4.2	4.6	4.7	5.4	6.3	6.0	6.5	6.0	6.4	3.3	5.8	7.3
	HOWARD	2.7	2.8	2.2	1.6	3.5	3.6	3.3	4.3	4.5	4.9	4.7	3.4	4.8	2.7	3.8	5.2
	WINNESHIEK	0.7	0.8	0.7	0.7	1.3	1.6	1.4	2.5	2.8	3.3	3.8	2.7	3.7	2.4	3.1	4.1

	COUNTY GROUP TOTAL	22.3	24.0	23.0	16.7	29.7	31.6	30.7	36.3	40.6	39.7	41.5	35.2	41.5	22.3	37.0	45.3

	State Data
	IA	328	350	359	257	443	407	416	478	497	478	465	480	499	343	497	533

	State Total	328	350	359	257	443	407	416	478	497	478	465	480	499	343	497	533
	County Group % States	6.8%	6.9%	6.4%	6.5%	6.7%	7.7%	7.4%	7.6%	8.2%	8.3%	8.9%	7.3%	8.3%	6.5%	7.4%	8.5%
Source of data: USDA-NASS for past years and for current year when available, otherwise PRX estimate.
©2005, The ProExporter Network. County data based on USDA-NASS, PRX animal formulas, and PRX processing estimates. Analysis cannot ge guaranteed to conform to actual usage in counties.

New Hampton, IA
Historical Flat Price

		Averages
		10 Year	5 Year	3 Year
		94-95 to 03-04	99-00 to 03-04	01-02 to 03-04
Average		$2.27	$2.02	$2.19
BREMER	IA	$2.27	$2.03	$2.20
BUTLER	IA	$2.25	$2.01	$2.18
CHICKASAW	IA	$2.26	$2.02	$2.19
FAYETTE	IA	$2.28	$2.04	$2.21
FLOYD	IA	$2.29	$2.05	$2.22
HOWARD	IA	$2.25	$2.01	$2.18
MITCHELL	IA	$2.25	$2.01	$2.18
WINNESHIEK	IA	$2.26	$2.02	$2.19
Source: The ProExporter Network